UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

Clearway Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	`(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Clearway Energy, Inc. (the “Company”) held on April 30, 2020, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved the Amended and Restated Certificate of Incorporation of Clearway Energy, Inc. (the “Amended and Restated Charter”). On May 1, 2020, the Company filed the Amended and Restated Charter with the Secretary of State of the State of Delaware.

The Amended and Restated Charter amends references to the Federal Energy Regulatory Commission and related matters to reflect the Company’s current corporate structure in light of the change in Company sponsorship in August 2018. The Amended and Restated Charter makes further non-substantive updates to replace references to NRG Energy, Inc., the Company’s former sponsor, with references to Clearway Energy Group LLC or Global Infrastructure Investors III, LLC, the Company’s new sponsor entities, where appropriate.

The foregoing description of the Amended and Restated Charter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Charter attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 30, 2020.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 – Election of nine directors

Name	Votes For	Withheld	Broker Non-Votes
Jonathan Bram	59,395,562	10,085,253	0
Brian R. Ford	65,097,515	4,383,300	0
Nathanial Anschuetz	59,850,873	9,629,942	0
Bruce MacLennan	59,852,704	9,628,111	0
Ferrell P. McClean	63,459,473	6,021,342	0
Daniel B. More	65,098,947	4,381,868	0
E. Stanley O’Neal	68,185,343	1,295,472	0
Christopher S. Sotos	60,932,357	8,548,458	0
Scott Stanley	59,853,816	9,626,999	0

With respect to the foregoing Proposal 1, all nine directors were elected and each received a plurality of the votes cast at the Annual Meeting.

(b) Proposal 2 — Approval of the Amended and Restated Certificate of Incorporation, as described above under Item 5.03 of this Current Report on Form 8-K.

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,329,744	78,179	72,892	3,009,970

The foregoing Proposal 2 was approved.

(c) Proposal 3 – Advisory vote on the Company’s executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,918,154	398,343	164,317	3,009,971

The foregoing Proposal 3 was approved.

(d) Proposal 4 – Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2020 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,284,272	161,538	44,975	0

The foregoing Proposal 4 was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Clearway Energy, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.

By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

Date:  May 4, 2020